Exhibit 99.2  Contract of Sale between Girl's Life Plantation Mansion,
                 LLC and Baltimore County, Maryland


     THIS CONTRACT OF SALE (this "Contract"), made this _______ day of _________ in the year ______, by and between GIRL'S LIFE PLANTATION MANSION, L.L.C. a Maryland limited liability company, (hereinafter referred to as "Seller"); and BALTIMORE COUNTY, MARYLAND, a body corporate and politic, ("Buyer").

     WHEREAS, Seller is the owner of the property more fully described in the attached "Exhibit A - Parcel 403"; and

     WHEREAS, GIRL'S LIFE PLANTATION PARCEL, LLC, a Maryland limited liability company, is the owner of the property more fully described in the attached "Exhibit B - Parcel 300"; and

     WHEREAS, GIRL'S LIFE PLANTATION RESTAURANT, LLC, a Maryland limited liability company is the owner of record of the property shown/described on/in the attached "Exhibit C - Parcel 327"; and

     WHEREAS, GIRL'S LIFE PLANTATION RESTAURANT, LLC. pursuant to Articles of Amendment recorded on February 28, 2003 in Liber B00485, folio 343 of the Corporate Charter Division of the Maryland State Department of Assessment and Taxation, is now known as PEERCE'S PLANTATION GL LLC, also a Maryland limited liability company; and

     WHEREAS, it is the present intention of GIRL'S LIFE PLANTATION PARCEL, LLC, to transfer a portion of Parcel 300 as described in "Exhibit D - Parcel 403 Addition" to the Seller prior to the "Closing" as provided in Page 3 of this Contract; and

     WHEREAS, the Seller represents that it is the intention of GIRL'S LIFE PLANTATION PARCEL, LLC, to transfer a portion of Parcel 300 as described in "Exhibit E - Parcel 327 Addition" to PEERCE'S PLANTATION GL LLC prior to the "Closing" as provided in Page 3 of this Contract; and

     WHEREAS, Buyer is interested in purchasing all of the property described in Exhibit A and D, hereinafter referred to collectively as "the Property", subject to certain contingencies as more fully set forth below, and the Seller is interested in Selling the Property to the Buyer subject to the aforesaid contingencies;

     NOW THEREFORE WITNESSETH, that the said Seller does hereby bargain and sell unto the said Buyer, and the latter does hereby purchase from the former, all those two parcels of ground situate, lying, and being in the Tenth District of Baltimore County, State of Maryland, and being more particularly described as follows, that is to say;

     BEING FOR THE FIRST, a parcel of land containing (2) acres of land, more or less, as more fully described in Exhibit A, which is attached hereto and made part hereof.

     AND BEING FOR THE SECOND, a parcel of land containing 0.911 acre of land, more or less, as more fully described in Exhibit D, which is attached hereto and made a part hereof.

     FOR TITLE: See Deed dated July 27, 2001 and recorded among the Land Records of Baltimore County in Liber S. M. No. 15424, Folio 134 from Peerce
M. Lake, by Constance M. Hare, his Attorney-in-Fact, Debtor in Possession, to GIRL'S LIFE PLANTATION MANSION, LLC, a Maryland limited liability company. See also Deed dated July 27, 2001 and recorded among the Land Records of Baltimore County in Liber S. M. No. 15424, folio 153, from Peerce M. Lake, by Constance M. Hare, his Attorney-in-Fact, Martha Lake Campanella, formerly known as Martha T. Lake, by Constance M. Hare, her Attorney-in-Fact, and Peerce M. Lake, Jr., by Constance M. Hare, his Attorney-in-Fact, to GIRLS LIFE PLANTATION PARCEL, LLC, now known as PEERCE'S PLANTATION GL LLC.

     TOGETHER with the buildings and improvements thereupon erected, made or being; and all and every, the rights, alleys, ways, waters, privileges, appurtenances, and advantages, to the same belonging, or in anywise appertaining.

     AT AND FOR the purchase price of SEVEN HUNDRED THIRTY THOUSAND DOLLARS AND ZERO CENTS ($730,000.00).

     The parties hereto agree that this Contract is contingent upon the approval of the Baltimore County Executive (or his designee) and the Baltimore County Council on or before April 30, 2009. Notwithstanding any date in this Contract, this Contract shall be effective when approved by the County Executive (or his designee) and the County Council and executed by all parties (which date of approval shall hereinafter be referred to as the "Effective Date"). In the event that this Contract is not approved by the Baltimore County Executive (or his designee) and the Baltimore County Council on or before April 30, 2009, this Contract shall become null and void without either party having further liability to the other.

     PAYMENT OF PURCHASE PRICE: The payment of the purchase price will be made by the Buyer to the Seller by certified check, cashier's check or federally wired funds at closing.

     CLOSING AND LOCATION OF CLOSING: Closing shall occur on or before ninety
(90) days after the Effective Date of this Contract at a time and place designated by the Buyer. In computing the period of Closing the last day of the period so computed is included unless it is a Saturday, Sunday or holiday in which event the period will run until the end of the next day that is not a Saturday, Sunday or holiday.

     EXTENSION OF CLOSING: The Buyer shall have the right to extend the date if Closing for a period not to exceed thirty (30) days. Any future extensions shall be granted solely upon the mutual consent and approval of both the Seller and the Buyer.

     ADDITIONAL PROVISIONS: This Contract is expressly contingent upon the following additional terms and conditions:

A. DEED AND TITLE: Upon payment of the unpaid purchase price, a fee simple Deed for the Property containing covenants of special warranties and further assurances shall be executed by the Seller, which shall convey the Property in fee simple to the Buyer. The Seller agrees to promptly execute and deliver all such other instruments and take all such other actions as the Buyer may reasonably require from time to time in order to vest and confirm in the Buyer title in the Property being transferred herein and to effectuate the transactions provided herein. The Property, including the improvement thereon, if any, is sold free and clear of encumbrance. Title to the fee simple Property is to be good and merchantable, free and clear of any title defect, and insurable without exceptions that are objectionable to the Buyer by a title company at the regular basic rates of the title company for the basic coverages under an owner's policy. In the event that the title company, at the request and expense of the Buyer, shall report to the Seller and the Buyer prior to closing that title to the Property is not good and merchantable, free of title defect, and insurable as provided aforesaid, then the Buyer shall have the option, prior to Closing, to terminate this Contract, in which event this Contract shall terminate without either party having further liability to the other.

B.   POSSESSION:
          1. Possession of the Property is to be held at the risk of the Seller until either legal title has passed to the Buyer or possession has been given to and accepted by the Buyer. If, prior to the time legal title has passed or possession has been given to the Buyer, all or a substantial part of the Property is destroyed or damaged without the fault of the Buyer, then this Contract, at the option of the Buyer, shall be null and void and of no further effect, and all monies paid hereunder shall be returned promptly by the Seller to the Buyer.

          2. At Closing, the Seller shall deliver to the Buyer possession of the Property in substantially the same condition as existed on the date of the execution of this Contract by the Seller and in accordance with the terms and provisions of this Contract; and

C. PROPERTY INSURANCE AND RISK OF LOSS: The herein described Property is to be held at the risk of the Seller until either legal title has passed to the Buyer or possession has been given to and accepted by the Buyer. If, prior to the time legal title has passed or possession has been given to the Buyer, all or a substantial part of the Property is destroyed or damaged without the fault of the Buyer, then this Contract, at the option of the Buyer, shall be null and void and of no further effect, and all monies paid hereunder shall be returned promptly by the Seller to the Buyer. Immediately following execution of this Contract by the Seller, the Seller shall have any and all of the insurance policies on the Property, and any future such policies, so endorsed as to protect all parties hereto, as their interests may appear, and shall continue said insurance in force during the life of this Contract and shall provide Buyer with evidence of the same. In the event it shall be determined by the Buyer that the Property is inadequately insured by the Seller, then the Buyer shall have the right, at the Buyer's option, to obtain such insurance as is reasonable under the circumstances, the costs thereof to be reimbursed to the Buyer by way of adjustment at time of Closing.

D. LEASES: The Seller agrees to terminate all existing leases, recorded or unrecorded, and agrees to refund all security deposits, if any. The
     Buyer shall have the right to enter the Property five (5) days prior to Closing to inspect the Property to verify that the provisions of this Section C have been met. This requirement shall be considered a condition precedent to Closing.

E. ENVIRONMENTAL INSPECTION: The Buyer, on behalf of itself, its respective successors, assigns, and licensees, shall have the right to enter the Property and perform, as determined by the Buyer in the Buyer's sole discretion, any and all tests, studies and inspections of the Property and any improvements thereon. The inspections may include, but are not limited to, environmental surveys, particularly with regard to the presence of hazardous materials and/or asbestos containing materials, lead paint, petroleum products, radon, radium, metal, or contamination due to any such materials or products, borings, sample collection, magnetometer, ground penetrating radar, and percolation and water testing as the Buyer may choose (collectively, the "Environmental Studies").
     The Buyer shall, when the Environmental Studies are complete, return the Property in substantially the same condition as it was before entering onto the Property. The Seller, at the Seller's cost, shall be responsible for removing any abandoned or leaking tanks and/or drums lying above or below the ground on the Property. The Seller, at the Seller's cost, shall be responsible for any environmental remediation of the Property if required by the laws and regulations of the federal government, the State of Maryland or the Buyer. The Seller agrees to provide the Buyer with any environmental reports previously produced regarding the Property.
     The Buyer shall have until 20 days prior to Closing to complete such Environmental Studies. If such Environmental Studies reveal any condition on the Property that is unsatisfactory to the Buyer in its sole and absolute determination, the Buyer shall give written notice of such unsatisfactory condition to the Seller at least fifteen (15) days prior to Closing. The Seller shall have five (5) days after receiving such notice to agree in writing to remedy such condition, in which event, the parties shall enter into an amendment to this Contract to define the remedial work required and the timeframe for completion thereof. Failure of Seller to agree shall allow the Buyer the option to terminate and declare the Contract null and void and of no further effect without either the Buyer or the Seller having further liability to the other, or the Buyer may accept the Property in its "AS IS" condition and proceed with the Closing.

F. ADDITIONAL CONDITIONS PRECEDENT: The Seller and the Buyer acknowledge and agree that the Seller does not currently hold title to that portion of the Property as described in Exhibit D. Therefore: 1) The Seller agrees that as a condition precedent to Closing, an approved Final Development Plat in substantially the same form as "Exhibit F - Form of Plat" attached hereto and made a part hereof, shall be recorded among the land records of Baltimore County at least thirty (30) days prior to Closing. The Seller acknowledges that PEERCE'S PLANTATION GL LLC, or the current owner of Parcel 327, must sign the aforementioned plat as a condition of recordation. The Seller further acknowledges that the GIRLS LIFE PLANTATION PARCEL, LLC, or the current owner of Parcel 300, must sign the aforementioned plat as a condition of recordation. If the aforementioned plat as described above is not recorded among the land records of Baltimore County as least thirty (30) days prior to Closing, then the Buyer, at its option, may declare this Contract null and void or waive this condition precedent and proceed to Closing; and 2) The Seller represents to the Buyer that it is the present intention of GIRLS LIFE PLANTATION PARCEL, LLC, to transfer a portion of Parcel 300 as described in Exhibit D to the Seller prior to "Closing" as provided above. If a deed transferring a portion of Parcel 300 as described in Exhibit D from GIRLS LIFE PLANTATION PARCEL, LLC, or the current owner, to the Seller is not recorded among the land records of Baltimore County at least thirty (30) days prior to Closing, then the Buyer, at its option, may declare this Contract null and void or waive this condition precedent and proceed to Closing.

G. SURVEY: The Buyer, on behalf of itself, its successors, assigns, and licensees, shall have the right to enter the Property and perform a property line survey of the Property, at the Buyer's expense. The Buyer shall have until (20) days prior to Closing to complete such survey.
     If the survey reveals any encroachment on the Property of any nature whatsoever, the Seller, after having received notice of such encroachments, together with a copy of the survey, shall have fifteen
     (15) days to cure the encroachment by having the same removed. Should said encroachment not be removed, the Buyer, at its option, may declare this Contract null and void or accept condition "AS IS" and proceed to Closing.

H. PROGRAM OPEN SPACE RESTRICTIONS: The Buyer and the Seller are aware that Program Open Space funds are being used for the purchase of the Property. Therefore, the Buyer and the Seller acknowledge that the fee simple deed of conveyance for the Property may contain the following language:
          "SUBJECT, HOWEVER, to the following restrictions which shall run with the land: The above-described property may not be converted from outdoor/indoor public recreation and/or open space use to any other use without prior written approval of the Secretary of the Department of Natural Resources, the Secretary of the Department of Budget and Management and the Secretary of the Department of Planning. Any conversion in land use may be approved only after the local governing body, Baltimore County Department of Recreation and Parks, replaces the land with land of at least equivalent area and of equal recreation or open space value. The appraised monetary value of the land proposed for acquisition shall be equal to or greater than the appraised monetary value of the land to be converted, under the proposed new use of the converted land."

I. FEASIBILITY STUDY: The Seller and the Buyer agree that the Contract and the Buyer's obligation to close hereunder are fully contingent upon the outcome of a feasibility study (the "Feasibility Study") to be concluded by the Buyer within 80 days following the Effective Date (the "Study Period"). If the outcome of the Feasibility Study is not acceptable to the Buyer in the Buyer's sold and absolute discretion, the Buyer shall have the option to notify the Seller prior to the expiration of the Study Period of the Buyer's decision to declare the Contract null and void and of no further effect by such notice, and the Seller and the Buyer shall have no further liability to each other. If the Feasibility Study results are acceptable to the Buyer in the Buyer's sold and absolute discretion, the Buyer will so notify the Seller prior to the expiration of the Study Period, and proceed to closing.

J. TRASH: The Buyer and the Seller agree that any accumulated trash and/or personal property, including but not limited to automobiles, if any, will be removed by the Seller at Seller's expense prior to Closing. The Buyer shall have the right to inspect the Property five (5) days prior to Closing to determine that any and all accumulated trash and/or personal property has been removed from the Property. Any personal property, regardless of ownership, remaining on the Property after Closing, shall be deemed abandoned, and title, ownership, and all incidental rights thereto shall vest in the Buyer, unless otherwise agreed upon in writing between the Buyer and the Seller. The Seller agrees that the Buyer shall have the option to deduct from the purchase price any estimated costs associated with the removal of such trash and/or personal property.

K. LOCAL GOVERNMENT TORT CLAIMS ACT: In consideration for the rights of entry set forth in this Contract, the Buyer, subject to the limitations set forth in the Local Government Tort Claims Act, Sections 5-301 through 5-304 of the Courts and Judicial Proceedings Article of the Annotated Code of Maryland, as amended from time to time, and further subject to the appropriation and approval by the Baltimore County Council and the provisions of Baltimore County Code Sections 10-5-101 through 10-5-106, as amended from time to time, shall indemnify, protect, and hold harmless the Seller, its personal representatives, successors, heirs and assigns (as applicable) from and against any and all costs, liability, suits, expenses, claims, demands, and/or actions, which result from the right of entry set forth herein, with respect to any and all loss of life, property, injury, or damages to persons or property (including the Seller's Officers, agents, contractors, employees and licensees, as applicable), but only if caused by the gross negligence or willful misconduct of the Buyer, its successors, assigns, agents, employees, contractors or licensees.

L. IMPROVEMENT: The Property being acquired hereunder is improved by a 1 and 1/2 story dwelling with a stucco exterior with a street address of 12450 Dulaney Valley Road. This is also a swimming pool on the Property.

M. ADJUSTMENTS AS OF CLOSING: The Seller and the Buyer acknowledge that this transaction is exempt from the payment of any local, state or agricultural transfer tax. Rent and water rent shall be adjusted and apportioned as of the date of Closing, and all taxes, general or special, and all other public or governmental charges or assessments against the premises which are or may be payable on an annual basis (including Metropolitan District, Sanitary Commission, or other benefit charges, assessments. liens or encumbrances for sewer, water drainage, or other public improvements completed or commenced on or prior to the date hereof, or subsequent thereto), are to be adjusted and apportioned as of the date of Closing for the current year and are to be assumed and paid thereafter by the Buyer, whether assessments have been levied or not as of the date of Closing. Personal property tax, if any, shall be paid by the Seller on the date of Closing.

N. SELLER'S REPRESENTATIONS, COVENANTS AND WARRANTIES: As material inducement to the Buyer to enter into this Contract and to close hereunder, the Seller hereby makes the following representations and warranties to and with the Buyer, all of which shall, as a condition precedent to Closing, remain true and correct as of the date of Closing:
          1. The Seller has full power to execute, seal, acknowledge and deliver this contract and to consummate each and all of the transactions contemplated hereby, and has complied with all requirements to the extent necessary on the Seller's part to consummate each and all of the transactions contemplated hereby, and this Contract is the Seller's legal and binding obligation, enforceable against the Seller in accordance with its terms.
              All persons whose signatures or consents are required as a condition to the Seller's execution of this Contract and consummation of the transactions contemplated hereby, has been obtained by the Seller;

          2. The execution and delivery of this Contract and the consummation of the transactions provided for herein will not result in a breach of any of the terms and provisions of, or constitute a default under, any contract or agreement to which the Seller is a party or by which it is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator or any applicable law, rule, or regulation;

          3. The Seller warrants that nothing material affecting this Property is subject to litigation. There are no legal actions, suits, or other legal or administrative proceedings, including condemnation cases, or claims of any nature whatsoever pending or threatened against the Seller and/or the Property, and the Seller does not know or have reasonable grounds to know if any basis for such action, suit or proceedings;

          4. There are no service, maintenance, supply or management contracts that have been executed by the Seller which shall be in full force and effect after Closing that are to be assigned to Buyer. There are no leases that have been executed by the Seller, which shall be in full force and effect after Closing. There are no leases that have been executed by the Seller, which shall be in full force and effect after closing;

          5. The Seller shall remain liable for any expenses incurred by the Seller and/or its agents or employees prior to the date of Closing and shall indemnify the Buyer against any actions brought against the Buyer and/or the Property resulting from the Seller's failure to pay any such expenses;

          6. The Seller has no information or knowledge of any changes contemplated in any applicable laws, ordinances, orders, rulings or restrictions, or any judicial or administrative action, or any action by adjacent landowners, or natural or artificial conditions upon the Property, which would prevent, limit, impede or render more costly the Buyer's contemplated use; and

          7. The Seller warrants that it has and will have at Closing, good, merchantable and unencumbered title to the aforedescribed Property, subject to any encroachments acceptable to the Buyer that may be disclosed if a survey is conducted pursuant to this Contract.

O. LIABILITY: The Seller agrees to indemnify, hold harmless and defend the Buyer from and against any and all losses, liability, damage, or expense arising out of any claim, demands, penalties, fines, taxes, litigation, or other losses resulting directly or indirectly from the assertion against the Seller of claims by federal, State, or local governments, any other parties to this Contract, or any business entity, person or persons, arising before the date of Closing, and not fully described herein, or not expressly excepted by the provisions hereof.

P. BROKER/COMMISSIONS: The Seller and the Buyer each warrant and represent to the other that it has not used the services of any broker, agent, or finder who would be entitled to a commission for the ratification of this Contract or the consummation for the transactions contemplated hereby and agree to defend, indemnify, and save the other harmless from any commission or fee which may be payable to any broker, agent, or finder with whom the indemnifying party has dealt in connection with this Contract.

Q. CONSIDERATION: It is further agreed that the consideration recited herein entails a complete payment for the fee simple title to this Property; that it includes the title and interest of any lease, tenant or other party, as well as the Seller, and it is the obligation of the Seller herein to assume the responsibility of satisfying the rights to include the leasehold interest of any said lessee on this Property; and that Baltimore County, Maryland shall not be liable for any claims, demands or other actions at law regarding same.

R. PERFORMANCE: Failure of the Buyer to insist, in any one or more instances, upon strict performance of any of the terms and/or conditions of this Contract, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such rights under any covenants, terms, conditions, or options, but rather the same shall continue and remain in full force and effect, unless otherwise expressed in writing and signed by the Buyer. Actual receipt and/or acceptance by the Buyer of Possession of the Property with the knowledge of a breach of any covenant, condition, contract or other right herein, shall not be deemed a waiver of such breach.

S. DEFAULT: The Buyer and the Seller are required and agree to make full closing in accordance with the terms of this Contract and acknowledge that failure to do so constitutes a breach hereof. If either party fails to make full closing or is in default due to either party's failure to comply with the terms, covenants, and conditions of this Contract, the non-defaulting party shall be entitled to pursue such rights and remedies as may be available, including, without limitation, an action for specific performance of this Contract and/or monetary damages.

T. SELLER'S COOPERATION: The Seller agrees to properly execute and deliver all such other instruments and take all such other action as the Buyer may reasonably require from time to time in order to vest and confirm in the Buyer unencumbered title in the Property being transferred herein and to effectuate the transactions provided herein.

U. AMENDMENTS: No changes, amendments, or modifications to this Contract will be considered valid or binding, unless mutually agreed to, in writing, and signed by all parties to this Contract.

V. NOTICES: All notices required under this Contract shall be deemed duly received if sent by one party to the other party, registered or certified mail, return receipt requested, postage paid, to the address of said parties herein below set forth:

          Seller:  Girls Life Plantation Mansion, LLC
                   C/o Monarch Services, Inc., Managing Member
                   Jackson Y. Dott, President
                   4517 Harford Road
                   Baltimore, MD 21214
                   Telephone: 410-254-9200 ext 113

                   WITH COPY TO:  Benjamin Bronstein
                                  29 W. Susquehanna Ave.
                                  Suite 205
                                  Towson, MD 21204
                                  410-296-0200


          Buyer:   Baltimore County, Maryland
                   Attention: Shirley M. Murphy, Chief
                   Bureau of Land Acquisition
                   County Office Building, Room 319
                   111 West Chesapeake Avenue
                   Towson, Maryland 21204
                   Telephone: 410-887-3251
                   Fax: 410-887-3270


W. EXECUTION/ELECTRONIC DELIVER: The parties hereto agree that this Contract shall be deemed validly executed and delivered by a party if a party executes this Contract and delivers a copy of the executed Contract to the other party by facsimile, telefax or telecopier transmittal. A facsimile transmittal of a signed acceptance, addendum, amendment or notice relating to this Contract received by facsimile transmission shall be deemed the equivalent of the original. This Contract may be executed in counterparts, each of which when considered together shall constitute the original Contract.

X. MODIFICATIONS: All statements, modifications, revisions, and changes to this Contract shall be in writing and shall be signed by the parties hereto.

Y. NON-ASSIGNABILITY/SURVIVAL: Both parties mutually agree that the terms hereof shall be binding upon them and their agents, personal representatives, successors, and authorized assigns; it being expressly understood and agreed, however, that neither party may assign nor transfer this Contract, or the rights, duties and/or obligations hereunder, without the written consent of the other party. The parties further agree that the terms, conditions, and provisions of this Contract shall survive the execution and delivery of the deed, and will not be merged therein.

Z. INTERNAL REVENUE SERVICE FILING: The Buyer and the Seller each agree to cooperate with the person responsible for Closing by providing all necessary information so that a report can be filed with the Internal Revenue Service, as required by Section 6045 of the IRS Code.

AA. FOREIGN INVESTMENT TAXES-FIRPTA: Section 1445 of the United States Internal Revenue Code of 1986 provides that a buyer of residential or commercial real property located in the United States must withhold federal income taxes from the payment of the purchase price if (a) the purchase price exceeds Three Hundred Thousand Dollars ($300,000.00) and (b) the seller is a foreign person. Unless otherwise stated in the addendum attached hereto, if the purchase price is in excess of Three Hundred Thousand Dollars ($300,000.00), the Seller, by its execution of this Contract and signature below, represents that it is not a non-resident alien or a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined by the Internal Revenue Code and applicable regulations).

BB. MARYLAND NON-RESIDENT SELLERS: If the Property is not the Seller's principal residence and the Seller is a non-resident individual of the State of Maryland or is a non-resident entity which is not formed under the laws of the State of Maryland or qualified to do business in the State of Maryland, a withholding tax from the proceeds of sale may be withheld at the time of Closing except as otherwise provided by Maryland law. In accordance with Section 10-912 of the Tax-General Article of the Annotated Code of Maryland, the Seller agrees to sign a Certificate of Exemption from Withholding Upon Disposition of Maryland Real Estate Affidavit.

CC. INTERPRETATION: Any interpretation of this Contract, or construction thereof, or any litigation resulting from any provisions contained herein, shall be pursuant to the laws of the State of Maryland and of no other state.

DD. GENDER: Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

EE. TIME IS OF THE ESSENCE: Time is of the essence of this Contract. The failure of the Seller or the Buyer to perform any act as provided in this Contract by a prescribed date or within a prescribed time period shall be a default under this contract and the non-defaulting party, upon written notice to the defaulting party, may declare this Contract null and void and of no further legal force and effect.

     THIS CONTRACT CONTAINS THE FINAL AND ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO, AND NEITHER THEY NOR THEIR AGENTS SHALL BE BOUND BY ANY TERMS, CONDITIONS, OR REPRESENTATIONS, NOT HEREIN WRITTEN.

ATTEST:                  SELLER:
                         GIRLS LIFE PLANTATION MANSION,
                         LLC

-----------------        By: Jackson Y. Dott (SEAL)
                         --------------------------
                         Monarch Services, Inc., Managing Member
                         By: Jackson Y. Dott, President
                         Address:  4517 Harford Rd
                                   Baltimore, MD 21214
                         Phone:    410-254-9200 Ext 113
                         EIN:      52-1073628


                               ACKNOWLEDGMENT
                               --------------

STATE OF MARYLAND, COUNTY OF BALTIMORE, to wit:

     I HEREBY CERTIFY, that on this 7day of February, in the year 2009 before me, the subscriber, a Notary Public of the State of Maryland, in and for the jurisdiction aforesaid, personally appeared JACKSON Y. DOTT, who acknowledged himself to be the President of Monarch Services, Inc. the Managing Member of GIRLS LIFE PLANTATION MANSION, LLC, a Maryland limited liability company, and on behalf of said limited liability company did acknowledge that Monarch Services, Inc, as such Managing Member being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as President of Monarch Services, Inc. the Managing Member, AND IN MY PRESENCE SIGNED AND SEALED THE SAME.

     AS WITNESS my hand and Notarial Seal.

                                              -------------------
                                              Notary Public
My Commission expires: 6/15/2009

                   (SIGNATURES CONTINE ON FOLLOWING PAGE)

WITNESS:                           BUYER: BALTIMORE COUNTY
                                          MARYLAND

-----------------                  BY:
                                   -----------------------------
                                   Fred Homan
                                   County Administrative Officer


Read and Approved:                 Read and Approved:


------------------------------     ---------------------------------------
Robert J. Barrett, Director        Jonas A. Jacobson, Director
Dept. of Recreation and Parks      Dept. of Env. Prot. and Res. Management


Title to the subject property
will be verified at Closing.


-----------------------------
Bureau of Land Acquisition


OFFICE OF BUDGET AND FINANCE
Funds Available and Encumbered


------------------------------      Date:
Keith Dorsey, Director                   ------------------
Office of Budget and Finance


APPROVED FOR LEGAL FORM AND SUFFICIENCY*
(Subject to Execution by the Duly Authorized
Administrative Official and/or Chairman of the County Council, as indicated)


-----------------------------
OFFICE OF THE COUNTY ATTORNEY

(*Approval of Legal Form and Sufficiency
Does Not Convey Approval or Disapproval
of the Substantive Nature of This
Transaction.  Approval is Based Upon
Typeset Document-All Modifications
Require Re-Approval.)


APPROVED:
Baltimore County Council


--------------------------       Date:
                                      ----------------------

12/11/08                                 DFM:SLV
                                         Index: 12/09/08
                                         Acct. No.: 10-1012000075 &
                                                    10-1600010170



"Exhibit A - Parcel 403"
------------------------

                          Exhibit A

All that lot or parcel of ground situate and lying in the Tenth Election District of Baltimore County, State of Maryland, lying on the North side of Dulaney Valley Road, and containing 2 acres, more or less, as more particularly described in a Deed dated 04/29/1975 from E. Marie Lake unto Peerce M. Lake, as follows: BEGINNING FOR THE FIRST on the northernmost side of Dulaney Valley Road, 40 feet wide, as the same is laid out on the Plat of said Road, said Plat being recorded among the Land Records of Baltimore County in Plat Book No. 6, folio 94; said place being at a point in the south 51 degrees 52 minutes East 1146.0 feet line of the land which by Deed dated September 1, 1916 and recorded among the Land Records aforesaid in Liber WPC No. 479, 34, etc. was conveyed by Hattie A. Matthews, et al to the Mayor & City Council of Baltimore City, said place of beginning being at the distance of 296.6 feet North 51 degrees 52 minutes West from a stone heretofore planted on the southeasternmost side of Dulaney Valley Road; and running thence from the aforesaid place of beginning and bounding on the northernmost side of Dulaney Valley Road, aforesaid, North 51 degrees 52 minutes West 200.0 feet to an iron pipe; thence running for lines of division now made the three following courses and distances, viz: North 38 degrees 08 minutes East 435.6 feet to an iron pipe, South 51 degrees 52 minutes East 200.0 feet to an iron pipe and South 38 degrees 08 minutes
West 435.6 feet t the place of beginning. Containing two (2) acres of land, more or less. The improvements thereon being known as No. 12450 Dulaney Valley Road, Phoenix, MD 21131.



"Exhibit B - Parcel 300"
------------------------

                                Exhibit B

All that lot or parcel of ground situate and lying in the Tenth Election District of Baltimore County, State of Maryland, lying on the Northeast side of Dulaney Valley Road, and containing 14.738 acres, more or less, as more particularly described in a Deed dated 07/24/1987 from Duff MacC. Lake unto Peerce M. Lake, life tenant, and Remainder to Duff M. Lake, Martha
T. Lake and Martha T. Lake, Custodian for Peerce M. Lake, Jr., as follows:
BEGINNING FOR THE SAME at a point on the north Right-of-Way Line of the 40 foot Right-of-Way (Dulaney Valley Road) as shown on the Plat "Dennis Matthews to Mayor & City Council of Baltimore" and recorded among the Land Records of Baltimore County in Plat Book 6, Folio 94, at a distance of 64 feet from the end of the 1st or North 51 degrees 52 minutes West 200 foot line of the land which by Deed dated August 7, 1950 and recorded among the Land Records of Baltimore County in Liber FLB No. 1924, folio523, was conveyed by William E. Peerce, et al to Duff MacC. Lake; thence leaving the aforesaid 40 foot Right-of-Way (Dulaney Valley Road) and running for a line of division North 27 degrees 52 minutes 11 seconds East 1743.41 feet; running thence for lines of division parallel to and 60 feet southwesterly, measured at right angles, from part of the 3rd and part of the 2nd parcel of land which by Deed dated December 30, 1946 and recorded among the aforesaid Land Records in Liber
JWB No. 1531, folio 78, was conveyed by Edward Esher Yaggy and wife to Cloverland Farms Dairy, Inc., the two following courses and distances:
1)South 29 degrees 30 minutes 18 seconds East 649.34 feet; and 2)South
39 degrees 19 minutes 18 seconds East 126.26 feet to intersect the northwest Right-of-Way of Dulaney Valley - Sweet Air Turnpike (Dulaney
Valley Road) as conveyed by Deed dated June 28, 1916, by Emma Hammett, et al to County Commissioners of Baltimore County; running thence and binding on the northwest Right-of-Way line of Dulaney Valley Road the three following courses and distances 1)South 57 degrees 38 minutes 32 seconds West 141.59 feet; 2)South 42 degrees 42 minutes 32 seconds West 228.49 feet; and 3)South
29 degrees 39 minutes 30 seconds West 1100.58 feet to intersect the north outline of the land of the Mayor & City Council of Baltimore City as shown on the Plat "Dennis Matthews to Mayor & City Council of Baltimore City" at a distance of 50.70 feet from Monument 313 heretofore planted; running thence on the outline of the Mayor & City Council of Baltimore City, as now surveyed, North 50 degrees 53 minutes West 245.89 feet to a point on the north Right-of-Way line of Dulaney Valley Road as shown on the aforesaid Plat, and to the beginning of the aforesaid Deed, William E. Peerce, et al to Duff MacC. Lake; thence leaving the northwest Right-of-Way line of Dulaney Valley Road and binding reversely on the 4th, 3rd and 2nd lines in said Deed, William E. Peerce, et al to Duff MacC. Lake, the three following courses and distances; 1) North
39 degrees 07 minutes East 435.60 feet; 2)North 50 degrees 53 minutes West
200.00 feet; and 3)South 39 degrees 07 minutes West 435.60 feet to intersect the north Right-of-Way line of Dulaney Valley Road as shown on the aforesaid plat; running thence and binding on the northwest Right-of-Way line of Dulaney Valley Road, as now surveyed, North 50 degrees 53 minute West 64.00 feet to the place of beginning. Containing 18.00 acres of land, more or less, in accordance with survey of E. F. Raphel & Associates dated May 22, 1973.
     SAVING AND EXCEPTING, therefrom, however, such portions thereof as were conveyed to Peerce M. Lake by Deed dated September 9, 1977 and recorded among the Land Records of Baltimore County in Liber EHKJR No. 5860, folio 802 from Duff MacC. Lake.
     SAVING AND EXCEPTING, therefrom, however, such portions thereof as were conveyed to Baltimore Gas and Electric Company by Deed dated November 15,
1976 and recorded among the Land Records of Baltimore County in Liber EHKJR
No. 5698, folio 141 from Duff MacC. Lake, et al.



"Exhibit C - Parcel 327"
------------------------

                                 Exhibit C

All that lot or parcel of ground situate and lying in the Tenth Election District of Baltimore County, State of Maryland, lying on the Northeast side of Dulaney Valley Road, and containing 2.10 acres, more or less, as more particularly described in a Deed dated 08/24/1978 from Peerce M. Lake Peerce's Plantation, Inc. as follows: BEGINNING FOR THE THIRD on the northernmost side of Dulaney Valley Road, 40 feet wide, as the same is laid out on the Plat of said Road, said Plat being recorded among the Land Records of Baltimore County in Plat Book No. 6, folio 94, at a point distant 50.70 feet from Monument 313 heretofore planted, said point being at the end of the sixth or South 29 degrees 39 minutes 30 seconds West 1100.58 foot line of the Deed dated May 30, 1973 and recorded among the Land Records aforesaid in Liber EHKJR No. 5367, folio 688 from E. Peerce Lake, et al to Duff MacC. Lake; and running thence from the aforesaid place of beginning and bounding on the northernmost side of Dulaney Valley Road and with the seventh line of the aforesaid Deed North 50 degrees 53 minutes West 245.89 feet to the end thereof; thence leaving Dulaney Valley Road and running with the eighth line of the aforesaid Deed North 39 degrees 07 minutes East 435.60 feet to the end thereof and to the end of the third or South 51 degrees 52 minutes East 200 feet line of the Deed dated April 29, 1975 and recorded among the Land Records aforesaid in Liber EHKJR No. 5524, folio 761 from E. Maria Lake to Peerce M. Lake, thence running for a new line of division now made, along a prolongation of the aforesaid third line in the Deed from E. Maria Lake to Peerce M. Lake, South 51 degrees 52 minutes East 170 feet, more or less, to intersect the northwest Right-of-Way of Dulaney Valley - Sweet Air Turnpike (Dulaney Valley Road) as conveyed by Deed dated June 28, 1916, from Emma Hammett, et al to County Commissioners of Baltimore County, at a point in the aforesaid sixth line of the Deed from E. Peerce Lake, et al to Duff MacC. Lake; and running thence binding on the aforesaid northwest Right-of-Way line and with the aforesaid sixth line South 29 degrees 39 minutes 30 seconds West 445 feet, more or less, to the place of beginning.



"Exhibit D - Parcel 403 Addition"
---------------------------------


                                      Exhibit D

                         SPELLMAN, LARSON & ASSOCIATES, INC.

                         CIVIL ENGINEERS AND LAND SURVEYORS
                         222 BOSLEY AVENUE, SUITE B-3
                         TOWSON, MARYLAND 21204
                         TEL (410) 323-3535 / FAX (410) 825-5215


OUTLINE DESCRIPTION OF A PORTION OF A PARCEL KNOWN AS PARCEL 300, TAX MAP 53, 3rd COUNCILMANIC DISTRICT, 10th ELECTION DISTRICT, BALTIMORE COUNTY, MARYLAND


BEGINNING for the same at an iron bar and cap now set on the northernmost right of way line of Dulaney Valley Road 40 feet wide as shown on the Plat entitled "Dennis Matthews to Mayor and City Council of Baltimore recorded among the Land Records of Baltimore County in Plat Book 6, Folio 94 said point being distant North 59 degrees 11 minutes 02 seconds west 496.59 feet from monument No. 313 heretofore planted and running thence as now surveyed and with bearings referred to the Maryland Coordinate System for four lines of division viz;
(1)North 26 degrees 57 minutes 40 seconds East 502.27 feet to an iron bar and cap, thence (2)North 76 degrees 51 minutes 15 seconds East 165.00 feet to an iron bar and cap, thence (3)South 68 degrees 38 minutes 31 seconds East 101.38 feet to an iron bar and cap, and thence (4)South 30 degrees 48 minutes 58 seconds West 196.73 feet to an iron bar and cap, and to intersect the third line of that same land which by Deed dated July 27, 2001 and recorded among the Land Records of Baltimore County in Liber No. 15424, Folio 134 was conveyed unto GIRL'S LIFE PLANTATION MANSION, LLC, a Maryland Corporation, and running thence and binding reversely in part on the third line thereof, (5)North 59 degrees 11 minutes 02 seconds West 185.00 feet to an iron bar and cap and to the end of the second line of said last mentioned conveyance and thence binding reversely thereon, (6)South 30 degrees 48 minutes 58 seconds West
435.00 feet to the place of beginning.

CONTAINING 0.911 acres of land more or less

BEING part of that same land which by Deed dated July 26, 2001 and recorded among the Land Records of Baltimore County in Liber No. 15424, Folio 143 was conveyed unto Peerce M. Lake, Jr.

December 18, 2008

Edwin J. Kirby, Jr., Professional Land Surveyor No. 5481




"Exhibit E - Parcel 327 Addition"
---------------------------------


                                        Exhibit E


                         SPELLMAN, LARSON & ASSOCIATES, INC.

                         CIVIL ENGINEERS AND LAND SURVEYORS
                         222 BOSLEY AVENUE, SUITE B-3
                         TOWSON, MARYLAND 21204
                         TEL (410) 323-3535 / FAX (410) 825-5215



OUTLINE DESCRIPTION FOR ALTERNATE SEPTIC RESERVE AREA "PLAT FOR MINOR COMMERCIAL DEVELOPMENT PEERCE'S PLANTATION," 3RD COUNCILMANIC DISTRICT, 10TH ELECTION DISTRICT BALTIMORE COUNTY, MARYLAND


BEGINNING for the same at a point distant North 59 degrees 11 minutes 02 seconds West 296.59 feet and, North 30 degrees 48 minutes 58 seconds East
435.60 feet from monument No. 313 located on the northernmost right of way line of Dulaney Valley Road 40 feet wide as shown on the Plat entitled
"Dennis Matthews to Mayor and City Council of Baltimore" and recorded among the Land Records of Baltimore County Plat Book 6, Folio 94 and running thence as now surveyed and with bearings referred to the Maryland Coordinate System for the outline of the ALTERNATE SEPTIC RESERVE AREA the five following courses and distances viz, (1)North 59 degrees 10 minutes 53 seconds West
15.00 feet to a point, thence (2)North 30 degrees 48 minutes 58 seconds East
196.73 feet to a point, thence (3)South 68 degrees 38 minutes 34 seconds East
153.43 feet to a point on the northwesternmost side of Dulaney Valley Road as conveyed by a Deed dated June 28, 1916 and recorded among the Land Records of Baltimore County in Liber No. 463, Folio 328 from Emma C. Hammett, et al unto the County Commissioners of Baltimore County and thence binding thereon (4) South 21 degrees 21 minutes 28 seconds West 225.00 feet to a point, thence leaving said Road (5)North 59 degrees 10 minutes 53 seconds West 173.32 feet to the place of beginning.

CONTAINING 0.822 acres of land more or less

December 10, 2008

Edwin J. Kirby, Jr., Professional Land Surveyor No. 5481